UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Annual Report

December 31, 2011

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Share Distribution and Price Information	10

Performance Overviews	12

Report of Independent Registered Public Accounting Firm	14

Portfolios of Investments	15

Statement of Assets & Liabilities	23

Statement of Operations	24

Statement of Changes in Net Assets	25

Statement of Cash Flows	26

Financial Highlights	28

Notes to Financial Statements	30

Board Members & Officers	42

Reinvest Automatically Easily and Conveniently	47

Glossary of Terms Used in this Report	49

Additional Fund Information	51

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

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Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Nuveen Asset Management, LLC is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP, the sub-adviser for both Funds.

Wellington Management has responsibility for each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett, serves as portfolio manager for the Funds. He has 21 years of corporate finance and investment management experience and joined Wellington Management in 1999.

Here Michael talks about general economic and market conditions, his management strategy and the performance of the Funds for the twelve-month period ending December 31, 2011.

What were the general market conditions for the reporting period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the close of this reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest

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rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

The U.S. equity markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, posting a -0.83% return during 2011. The fixed-income markets generally did better, with the Barclays Capital U.S. Aggregate Bond Index producing a return of 7.84% for the year.

Market conditions for mortgage-backed securities (MBS) were volatile throughout the reporting period. Securities experienced a meaningful move in terms of price depreciation, particularly in the non-agency residential mortgage-backed securities (RMBS) sector. The catalyst for the price weakness was not associated with any fundamental change in the collateral performance, but rather it was a direct response to macro weakness and general investor aversion toward riskier assets for much of 2011. Importantly, the fundamental performance of non-agency RMBS collateral has been stable to improving in terms of delinquencies, defaults, and severities. Another positive is that longer-term technical factors remain supportive as the non-agency RMBS market is contracting rapidly with up to $200 billion in annual net paydowns. A modest improvement in economic indicators, historically high affordability, and low mortgage rates were not enough to prevent further weakness in national home prices. One reason for the lack of demand is that the prepayment risk inherent in mortgage-backed securities remains significantly lower than in past years, in part due to tighter mortgage underwriting standards that continue to limit the ability of homeowners to refinance.

What key strategies were used to manage the Funds during this period?

Both Funds seek to generate total returns by investing in a diverse portfolio of MBS, consisting primarily of non-agency RMBS and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, both directly and also indirectly through a private feeder fund that invests alongside the U.S. Treasury (UST) in a master fund organized to invest directly in MBS and other assets eligible under the UST's Public-Private Investment Program (PPIP). Both JLS and JMT are effectively leveraged through their investment in the PPIP fund, and may be leveraged directly as well up to a maximum effective leverage of 33% of total net assets. The Funds currently have a limited term of 10 years, at which time all net assets will be distributed to shareholders of record.

During this period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery and further deterioration in the mortgage market.

CMBS performance was highly correlated with "risk-on" and "risk-off" posture of the overall market, and also highly correlated with equity markets. Despite the positive

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*  Maiden Lane II was created in 2008 to alleviate capital and liquidity pressures on AIG stemming from its securities lending program by purchasing $20.5 billion in private label RMBS from several of AIG's U.S. insurance subsidiaries. In March 2011, it was announced that the Fed would begin a process of selling the assets over time in the open market.

performance of the CMBS market towards the end of the year as the appetite for riskier investments improved, we experienced tighter capital markets and increasingly negative data releases in terms of collateral performance, reversing some of the recently emerging positive fundamental trends. Overall, our views on commercial real estate fundamentals have not changed materially; however, we broadly reduced exposure to the sector due to market volatility and forward looking return expectations. Until there is a sustained improvement in the job market, we believe we are likely to continue to see the commercial real estate market have an uneven recovery.

Capital markets are open, but with a bias towards higher quality properties and we believe bifurcation in the CMBS market is likely to become more pronounced in the near term. We think institutional properties may garner investor support while non-institutional quality properties could continue to have limited and more expensive access to capital. Low levels of supply and a lack of new construction could provide strong technical support to the CMBS market. Net supply of CMBS was negative during 2011 and is projected to remain negative once again in 2012. We continued to believe the up-in-quality trade continued to offer value without principal at risk.

The non-agency RMBS market performed well in the first quarter when sentiment for riskier assets was positive, but experienced considerable price weakness for the remainder of the year. The prolonged volatility and price weakness of the non-agency RMBS market was driven by a confluence of exogenous events (e.g., the Fed's unwinding of Maiden Lane II*, the earthquake and tsunami in Japan, the U.S. sovereign debt downgrade, a worsening financial situation in Europe). Because the non-agency universe is relatively small, and shrinking due to a lack of new issuance, and predominately rated below investment grade by the rating agencies, the natural buyer base for these assets is limited. As a result, the demand for the sector has been limited and that was reflected in depressed valuations. On a positive note, in our opinion current valuations do not reflect the fundamental value of the assets and while residential housing fundamentals are still weak, the performance of the collateral is largely tracking our base-case expectations for the sector. We continue to believe that, in the long run, spreads in the non-agency RMBS sector may move tighter as the economy improves, but that this will take longer than in previous business cycles. We expect that security pricing will prove to be volatile (as recent history indicates), however, the total return of the sector is very attractive and returns over the long term may be stabilized to a degree by the high income generated by these assets.

How did the Funds perform over this twelve-month period?

Performance for the Funds, as well as for their comparative indexes, are presented in the accompanying table.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

**  Since inception returns for JLS and its comparative index are from 11/25/09. Since inception returns for JMT and its comparative index are from 2/23/10.

***  Refer to Glossary of Terms Used in this Report for definitions.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/11

Fund	1-Year	Since Inception**
JLS	-6.90%	3.78%
Barclays Capital U.S. Aggregate Bond Index***	7.84%	6.21%
JMT	-7.48%	2.52%
Barclays Capital U.S. Aggregate Bond Index***	7.84%	6.94%

For the twelve-month reporting period, JLS and JMT underperfromed the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds invest. On the whole, the MBS market performed poorly during this reporting period.

The Funds' allocation to the UST's Public-Private Investment Program (PPIP) was a primary detractor to returns, and the impact on the Funds' returns was exacerbated by the leveraging effect of PPIP position. The Funds' non-agency RMBS holdings, including Prime, Alternative-A loans (Alt-A) and subprime holdings, also underperformed. Importantly, we believe recent price weakness among these securities was not a direct reflection of a change in their fundamental performance (i.e., defaults and delinquencies are tracking our expectations), rather it was driven primarily by macroeconomic weakness and general risk aversion. With an emphasis on the long-term, we continue to focus on finding opportunities to add securities we feel are best positioned to provide stability of principal and attractive income over the duration of the Funds' limited term.

The Funds' allocation to agency collateralized mortgage obligations (CMOs) was a positive contributor to performance as low rates and slow pre-payments resulted in relative ouperformance. The Funds allocation to agency MBS pass-throughs also contributed positively as the sector benefited from excellent liquidity, low risk based capital charges, and favorable supply-demand trends.

The Fund also took short positions in U.S. Treasury futures to hedge against interest rate risk.

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RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the rein- vestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for each Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. Both Funds' assets will be liquidated in connection with its termination and with the termination of the feeder PPIP fund. As a result, each Fund may be required to sell portfolio securities when it otherwise would not.

Risks Related to the Role of the U.S. Treasury (UST) in the Master PPIP Fund. Because the UST provides equity capital and debt financing to the master PPIP funds, the UST will be able to exercise certain rights and powers in regard to the master PPIP funds that may not be in the interest of the Funds or their common shareholders.

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Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2011, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, JLS's monthly distributions to shareholders remained stable. JMT's monthly distributions to shareholders increased in September.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of December 31, 2011, JLS had a positive UNII balance and JMT had a negative UNII balance for financial reporting purposes. Both Funds had zero balances for tax purposes.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2011 (which is the calendar year for each Fund). This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/11	JLS	JMT
Inception date	11/25/09	2/23/10
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$1.87	$1.92
From long-term capital gains	0.00	0.00
From short-term capital gains	0.00	0.07
Return of capital	0.20	0.04
Total per share distribution	$2.07	$2.03
Distribution rate on NAV	9.46%	9.32%
Average annual total returns:
1-Year on NAV	-6.90%	-7.48%
Since inception on NAV	3.78%	2.52%

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Share Repurchases and Price Information

As of December 31, 2011, and since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

As of December 31, 2011, the Funds' share prices were trading at (-) discounts to their NAVs as shown in the accompanying table.

Fund	12/31/11 (-) Discount	Twelve-Month Average (-) Discount
JLS	-7.04%	-5.14%
JMT	-6.34%	-6.31%

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Fund Snapshot

Share Price	$20.35
Net Asset Value (NAV)	$21.89
Premium/(Discount) to NAV	-7.04%
Current Distribution Rate[1]	10.17%
Net Assets (000)	$346,832

Leverage

Effective Leverage	19.56%

Average Annual Total Returns

(Inception 11/25/09)

	On Share Price	On NAV
1-Year	-12.68%	-6.90%
Since Inception	-1.70%	3.78%

Key Portfolio Statistics

Average Coupon	4.14%
Average Life (Years)	6.07
Spread Duration (Years)[2]	2.83

Portfolio Allocation

(as a % of total Fund investments)4

Mortgage-Backed Securities	75.1%
PPIP Limited Partnership[3]	23.9%
Short-Term Investments	1.0%

JLS

Performance

OVERVIEW

(Unaudited)

Nuveen Mortgage Opportunity Term Fund

  as of December 31, 2011

Aggregate Sector Allocation (as a % of total investment exposure)4,5

2011 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"). The Fund's average spread duration reflects the spread durations of bonds held in the master fund (the "Master PPIP Fund"), in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4 Excluding investments in derivatives.

5 Investment exposure includes the Fund's pro rata investments in the Feeder PPIP Fund.

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JMT

Performance

OVERVIEW

(Unaudited)

Nuveen Mortgage Opportunity Term Fund 2

  as of December 31, 2011

Aggregate Sector Allocation (as a % of total investment exposure)4,5

2011 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"). The Fund's average spread duration reflects the spread durations of bonds held in the master fund (the "Master PPIP Fund"), in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4 Excluding investments in derivatives.

5 Investment exposure includes the Fund's pro rata investments in the Feeder PPIP Fund.

Fund Snapshot

Share Price	$20.40
Net Asset Value (NAV)	$21.78
Premium/(Discount) to NAV	-6.34%
Current Distribution Rate[1]	10.15%
Net Assets (000)	$104,621

Leverage

Effective Leverage	21.88%

Average Annual Total Returns

(Inception 2/23/10)

	On Share Price	On NAV
1-Year	-8.51%	-7.48%
Since Inception	-3.12%	2.52%

Key Portfolio Statistics

Average Coupon	4.31%
Average Life (Years)	6.11
Spread Duration (Years)[2]	2.66

Portfolio Allocation

(as a % of total Fund investments)4

Mortgage-Backed Securities	71.7%
PPIP Limited Partnership[3]	27.5%
Short-Term Investments	0.8%

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Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Mortgage Opportunity Term Fund
Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereinafter referred to as the "Funds") at December 31, 2011, the results of their operations and of cash flows for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2012

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of INVESTMENTS

  December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 74.9%
	Residential – 74.9%
$3,899	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE2	0.377%	12/25/36	Caa1	$2,170,381
1,835	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	A+	2,017,255
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates, Series 2006-OPT1	0.497%	9/25/36	B-	350,446
8,929	Asset Backed Funding Corporation, Asset Backed Certificates, Series 2006-OPT3	0.417%	11/25/36	Caa3	3,442,912
1,530	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	1,162,378
2,520	Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-2	5.766%	5/10/45	BB+	1,911,813
2,130	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	A1	1,999,288
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.791%	2/10/51	BBB	1,140,088
6,300	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa1	5,568,551
1,346	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.737%	5/20/36	Caa2	946,497
7,735	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.708%	10/25/35	CCC	5,999,799
6,588	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.601%	10/25/36	CC	3,694,643
3,351	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.682%	6/25/47	CCC	2,330,895
8,295	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.417%	6/25/46	Ca	2,832,677
5,201	Bear Stearns ARM Trust, Mortgage Pass Through Certificates, Series 2007-1	5.549%	2/25/47	D	2,759,370
3,300	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	A-	3,434,251
9,320	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.737%	10/25/35	BBB	4,671,352
5,000	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.407%	6/25/37	CCC	3,049,310
3,938	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.325%	3/25/37	CCC	2,674,406
1,879	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.783%	3/25/36	Caa3	1,304,970
5,126	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.781%	8/25/35	Caa2	3,741,878
3,778	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.407%	11/25/36	D	1,887,298
4,775	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.679%	11/25/36	D	2,525,556
2,821	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	5.216%	7/25/37	Caa3	1,755,026
1,416	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-J11	6.000%	10/25/35	CCC	932,250
469	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.544%	3/25/47	CCC	442,802
3,320	Countrywide Asset-Backed Certificates Trust 2006-22	0.367%	5/25/47	BBB	3,196,794
7,178	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.407%	3/25/47	CCC	4,232,610
1,858	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.256%	2/20/36	Caa3	1,009,843
1,469	Countrywide Home Loans Mortgage Pass Through Trust Certificates Series 2007-HY5	5.872%	9/25/37	CCC	1,074,084
1,413	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2006-HYB3	2.721%	5/20/36	Caa3	842,826
7,511	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.507%	4/25/36	BB-	6,426,020
380	CPS Auto Trust, 144A	7.500%	4/16/18	BB	377,648
5,053	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	2.932%	3/25/36	CCC	2,958,634

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,811	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate	5.430%	5/25/36	CC	$1,300,598
	Mortgage-Backed Pass-Through Certificates, Series 2006-2
4,940	Dominos Pizza Master Issuer LLC, Series 2007-1, 144A	5.261%	4/25/37	BBB-	4,959,760
8,670	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.383%	12/25/36	Aaa	1,496,779
9,990	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.143%	12/25/36	Aaa	1,610,167
18,249	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.043%	8/25/37	Aaa	3,104,472
11,850	Fannie Mae REMIC Pass-Through Certificates	6.243%	1/25/40	Aaa	1,680,652
11,164	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.372%	5/15/36	Aaa	1,611,001
22,970	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.342%	7/15/36	Aaa	3,174,116
5,215	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	CCC	3,577,460
4,705	First Horizon Alternative Mortgage Securities, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	CCC	3,236,570
345	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.741%	5/25/37	CC	203,935
3,210	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.654%	8/25/37	D	2,118,744
11,988	Freddie Mac Collaterlized Mortgage REMIC Series 3028	6.472%	9/15/35	Aaa	1,849,013
14,978	Freddie Mac Multi-Class Certificates, (I/O)	6.022%	8/15/35	Aaa	1,935,274
4,037	Freddie Mac Multi-Class Certificates, (I/O)	6.872%	6/15/36	Aaa	554,520
9,655	Freddie Mac Multi-Class Certificates, (I/O)	6.722%	8/15/36	Aaa	1,325,858
14,670	Freddie Mac Multi-Class Certificates, (I/O)	6.452%	12/15/36	Aaa	2,390,294
5,944	Freddie Mac Multi-Class Certificates, (I/O)	6.392%	12/15/36	Aaa	678,612
12,435	Freddie Mac Multi-Class Certificates, (I/O)	6.122%	6/15/39	Aaa	1,664,116
10,237	Freddie Mac Multi-Class Certificates, (I/O)	5.922%	10/15/39	Aaa	1,448,384
25,069	Freddie Mac Multi-Class Certificates, (I/O)	5.942%	1/15/40	Aaa	3,601,946
10,041	Freddie Mac Multi-Class Certificates, (I/O)	6.172%	2/15/40	Aaa	1,745,660
505	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.885%	1/25/43	Aaa	83,322
13,675	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.366%	1/25/41	Aaa	1,875,908
2,870	Freddie Mac Structured Pass Through Certificates Series 2010-K006, 144A	5.533%	12/26/46	Aaa	2,656,125
4,395	GMAXM Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2005-AF2	6.000%	12/25/35	D	2,916,877
4,088	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.337%	2/25/37	CCC	1,591,349
2,760	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-FM3	0.487%	11/25/36	CCC	837,736
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	378,884
1,000	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass- Through Certificates, Series 2005-GG5	5.224%	4/10/37	Aaa	1,070,683
4,243	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.635%	4/25/36	CC	2,576,717
5,697	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	5.398%	5/25/47	D	3,362,508
5,118	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.367%	10/25/36	CCC	1,694,812
2,654	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.566%	8/25/36	BBB	2,396,205
5,631	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.871%	7/25/37	Caa2	4,182,028
7,525	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.144%	8/15/42	A2	6,891,192
4,183	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.440%	5/15/45	Aaa	4,258,101
1,177	JP Morgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	4.813%	6/25/37	CCC	731,068
6,579	LB-UBS Commercial Mortgage Trust Series 2007-C2, Pass Through Certificates	5.493%	2/15/40	BB	6,116,120
5,717	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.631%	8/25/36	Caa2	4,098,692
1,263	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.011%	6/25/37	CCC	772,992
1,113	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset Backed Certificates, Series 2007-MLN1	0.367%	3/25/37	CCC	570,092
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.536%	12/25/35	CCC	5,877,973
5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-LC1	5.532%	1/12/44	Aa2	4,671,745

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,300	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates,	6.141%	6/25/36	CCC	$1,064,411
	Series Series 2006-7
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.544%	11/12/49	A1	4,758,415
4,314	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.663%	3/25/36	CCC	2,144,698
2,299	Nomura Asset Acceptance Corporation, Alternative Loan Trust Mortgage Pass- Through Certificates Series 2005-AR4	2.966%	8/25/35	Ba3	1,524,207
3,400	NovaStar Mortgage Funding Corporation, Home Equity Loan Asset-Backed Certificates, Series 2007-2	0.437%	9/25/37	CCC	793,261
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	1,912,920
3,119	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.199%	5/25/35	CCC	1,759,914
7,205	Residential Asset Mortgage Products Inc, GMACM Mortgage Pass-Through Certificates Series 2005-AR5	2.940%	9/19/35	CCC	5,135,507
3,002	Residential Asset Securitization Trust 2006-A7CB	6.500%	7/25/36	Ca	1,313,269
4,291	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates Series 2007-SA3	5.681%	7/27/37	D	2,705,457
2,730	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates, Series 2006-SA3	3.627%	9/25/36	D	1,668,226
4,105	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa2	3,073,917
3,724	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.398%	4/25/37	Caa3	2,244,345
3,833	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	5.843%	8/25/36	D	2,772,812
4,404	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.685%	2/20/47	CCC	3,279,062
2,140	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	2,194,457
4,117	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	5.352%	4/25/37	CCC	2,747,661
1,164	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.744%	10/25/37	Caa1	974,738
2,290	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.647%	10/25/37	Caa1	1,651,517
6,357	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	4.970%	2/25/37	CCC	3,765,300
2,914	WaMu Mortgage Pass Through Certificates, Series 2007-HY6	5.307%	6/25/37	CCC	1,991,617
2,933	WaMu Mortgage Pass-Through Certificates, Series 2006-AR	4.798%	1/25/37	CCC	1,994,716
1,094	WaMu Mortgage Pass-Through Certificates, Series 2007-HY4	4.919%	11/25/36	CCC	781,336
2,770	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.320%	11/25/36	CCC	1,762,343
1,118	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.481%	4/25/33	B+	997,789
3,811	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,096,538
5,412	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.079%	12/25/36	CCC	3,485,887
1,938	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	6.021%	12/28/37	CCC	1,192,829
868	Wells fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass Through Certificates	2.571%	10/25/36	CCC	626,378
459	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.739%	10/25/36	CCC	305,496
1,391	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	6.050%	11/25/37	Caa2	1,008,335
1,959	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.697%	4/25/36	CC	1,501,243
2,846	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.706%	4/25/36	CC	2,103,055

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,106	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates,	2.739%	7/25/36	D	$1,394,999
	Series 2006-AR10
1,081	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	2.742%	9/25/36	Caa2	719,494
512	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	5.850%	9/25/36	Caa1	431,840
557,603	Total Residential				259,621,600
$557,603	Total Mortgage-Backed Securities (cost $274,955,614)				259,621,600
	PPIP Limited Partnership – 23.8%
$–	Wellington Management Legacy Securities PPIP, LP, (3)	N/A	N/A	N/A	$82,487,819
$–	Total PPIP Limited Partnership (cost $95,130,697)				82,487,819
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 1.0%
$3,600	Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase	0.010%	1/03/12		$3,599,769
	price $3,599,773, collateralized by $3,635,000 U.S. Treasury Notes,
	2.000%, due 11/15/21, value $3,675,894
	Total Short-Term Investments (cost $3,599,769)				3,599,769
	Total Investments (cost $373,686,080) – 99.7%				345,709,188
	Other Assets Less Liabilities – 0.3% (4)				1,122,315
	Net Assets – 100%				$346,831,503

Investments in Derivatives at December 31, 2011

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(209)	3/12	$(46,094,297)	$(16,834)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or   more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

    See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of INVESTMENTS

  December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 71.6%
	Residential – 71.6%
$610	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	A+	$670,586
1,120	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	686,364
461	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	349,846
820	Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-2	5.766%	5/10/45	BB+	622,098
1,370	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	A1	1,285,927
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.997%	2/10/51	BBB	1,140,088
2,100	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa1	1,856,184
448	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.737%	5/20/36	Caa2	314,809
2,895	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.708%	10/25/35	CCC	2,245,563
608	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.669%	7/25/36	CCC	382,318
2,725	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.601%	10/25/36	CC	1,528,104
434	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.682%	6/25/47	CCC	301,871
975	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	A-	1,014,665
3,270	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.774%	10/25/35	BBB	1,638,983
770	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subrodinated REMIC Pass Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	510,491
247	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.794%	3/25/36	Caa3	171,707
211	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.514%	1/25/37	CCC	97,150
792	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.781%	8/25/35	Caa2	578,093
633	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	5.181%	7/25/37	Caa3	393,865
627	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	Caa1	569,762
950	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.894%	10/25/36	CCC	482,704
1,035	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	CCC	609,028
986	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	548,434
1,239	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.764%	8/25/37	CCC	597,873
2,694	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.444%	3/25/47	CCC	1,588,420
2,953	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.678%	3/20/36	Ca	1,209,156
989	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa2	873,912

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$444	Countrywide Home Loans Mortgage Pass Through Trust Certificates	5.872%	9/25/37	CCC	$324,682
	Series 2007-HY5
428	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2006-HYB3	2.721%	5/20/36	Caa3	255,443
704	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.544%	4/25/36	BB-	602,571
2,006	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	CCC	1,770,999
755	Countrywide Home Loans, Mortgage Pass Through Trust Series 2007-HY04	5.609%	9/25/47	CCC	452,078
130	CPS Auto Trust, 144A	7.500%	4/16/18	BB	129,195
1,500	Credfit Suisse Mortgage Corporation, Series 2010 RR5, 144A	5.467%	9/18/39	N/R	1,472,862
2,167	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	CCC	1,098,027
823	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	2.932%	3/25/36	CCC	481,716
547	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	5.430%	5/25/36	CC	393,085
1,560	Dominos Pizza Master Issuer LLC, Series 2007-1, 144A	5.261%	4/25/37	BBB-	1,566,240
3,251	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.346%	12/25/36	Aaa	561,292
3,330	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.106%	12/25/36	Aaa	536,722
6,083	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.006%	8/25/37	Aaa	1,034,770
3,569	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.206%	1/25/40	Aaa	506,142
6,152	Fannie Mae REMIC Pass-Through Certificates	5.956%	2/25/40	Aaa	830,754
3,721	Federal Home Loan Mortgage Corporation, REMIC	6.372%	5/15/36	Aaa	537,000
718	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	CCC	467,935
402	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.741%	5/25/37	CC	237,716
219	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.553%	8/25/37	D	144,427
3,672	Freddie Mac Collaterlized Mortgage REMIC Series 3028	6.472%	9/15/35	Aaa	566,385
5,825	Freddie Mac Multi-Class Certificates	6.022%	8/15/35	Aaa	752,606
3,607	Freddie Mac Multi-Class Certificates	6.722%	8/15/36	Aaa	495,376
4,890	Freddie Mac Multi-Class Certificates	6.422%	12/15/36	Aaa	796,765
5,786	Freddie Mac Multi-Class Certificates	6.392%	12/15/36	Aaa	660,572
4,721	Freddie Mac Multi-Class Certificates	6.122%	6/15/39	Aaa	631,748
7,547	Freddie Mac Multi-Class Certificates	5.942%	1/15/40	Aaa	1,084,434
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013	2.790%	1/25/43	Aaa	214,492
4,655	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012	2.288%	1/25/41	Aaa	638,608
835	Freddie Mac Structured Pass Through Certificates Series 2010-K006, 144A	5.533%	12/26/46	Aaa	772,775
670	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	3.339%	3/25/47	CC	402,232
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	126,295
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certifcates Series 2007-GG9	5.475%	3/10/39	Aaa	1,408,866
2,320	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.635%	4/25/36	CC	1,408,965
214	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.566%	8/25/36	BBB	193,194
2,105	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.871%	7/25/37	Caa2	1,563,282
2,947	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.423%	11/25/35	Caa3	1,617,808
1,244	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.484%	10/25/36	CCC	522,773
964	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.951%	3/25/36	Ca	406,592
269	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.332%	7/25/36	CCC	239,566
297	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	CCC	246,536
832	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.754%	6/25/36	Caa2	560,982
1,575	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.144%	8/15/42	A2	1,442,342
870	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CB16	5.593%	5/12/45	Aa3	826,830
676	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2008-C2	6.068%	2/12/51	A1	711,188

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$535	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass Through Certificates,	0.444%	3/25/37	Caa1	$374,026
	Series 2007-CH3
348	JPMorgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	4.813%	6/25/37	CCC	216,144
2,038	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.631%	8/25/36	Caa2	1,460,854
180	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.011%	6/25/37	CCC	110,427
50	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.536%	12/25/35	CCC	32,421
428	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.574%	8/25/35	B	373,615
2,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.684%	4/15/49	Baa1	1,654,442
346	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.663%	3/25/36	CCC	171,899
2,609	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	CC	1,664,802
1,738	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.604%	9/25/37	CCC	1,047,367
525	Nom ura Asset Acceptance Corporation, Alternative Loan Trust, Mortage Pass Through Certificates, Series 2005-AP3	5.872%	9/25/37	CCC	324,708
2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	843,680
705	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 1006-QS10	0.594%	8/25/36	Caa3	287,792
792	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	460,905
392	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	242,177
1,269	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.810%	1/25/36	Caa3	635,429
470	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	284,664
247	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.707%	8/25/36	Ca	106,756
1,557	Residential Asset Securitization Trust Series 2007-A9	6.250%	9/25/37	CCC	943,298
242	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	5.206%	9/25/35	Caa1	184,855
442	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.190%	4/25/37	Caa2	266,321
310	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2007-3	5.176%	7/20/37	D	195,113
1,362	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.685%	2/20/47	CCC	1,014,075
692	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	709,972
167	Sierra Receivables Funding Company, 144A	5.310%	11/20/25	BBB	168,507
2,584	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2006-12	0.454%	1/25/37	CCC	1,124,611
506	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-9	5.054%	10/25/47	D	299,384
113	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.744%	10/25/37	Caa1	95,042
2,378	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	4.970%	2/25/37	CCC	1,408,773
756	WaMu Mortgage Pass Through Certificates, Series 2007-HY6	5.278%	6/25/37	CCC	516,939
347	WaMu Mortgage Pass-Through Certificates, Series 2006-AR	4.294%	1/25/37	CCC	236,238
365	WaMu Mortgage Pass-Through Certificates, Series 2007-HY4	4.904%	11/25/36	CCC	260,445
830	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.312%	11/25/36	CCC	528,067
2,405	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	2.394%	12/25/36	CCC	1,549,053
140	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.739%	10/25/36	CCC	93,183
420	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	6.050%	11/25/37	Caa2	304,368

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
Residential (continued)

$950	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.706%	4/25/36	CC	$702,003
165,005	Total Residential				74,855,224
$165,005	Total Mortgage-Backed Securities (cost $79,916,803)				74,855,224
	PPIP Limited Partnership – 27.4%
$–	JMT Wellington Management Legacy Securities PPIP, LP, (3)	N/A	N/A	N/A	$28,676,964
$–	Total PPIP Limited Partnership (cost $33,118,468)				28,676,964
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.8%
$872	Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase	0.010%	1/03/12		$871,678
	price $871,679, collateralized by $825,000 U.S. Treasury Notes,
	2.375%, due 7/31/17, value $893,063

Total Short-Term Investments (cost $871,678)	871,678
Total Investments (cost $113,906,949) – 99.8%	104,403,866
Other Assets Less Liabilities – 0.2% (4)	216,913
Net Assets – 100%	$104,620,779

Investments in Derivatives at December 31, 2011

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(59)	3/12	$(13,012,266)	$(4,752)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or   more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of   this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement   disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting   Policies, Investment Valuation for more information.

  (4)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2011

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $278,555,383 and $80,788,481, respectively)	$263,221,369	$75,726,902
PPIP Limited Partnership, at value (cost $95,130,697 and $33,118,468, respectively)	82,487,819	28,676,964
Deposit with brokers for open futures contracts	104,500	29,501
Receivable for interest	1,572,850	464,161
Other assets	13,042	577
Total assets	347,399,580	104,898,105
Liabilities
Payable for variation margin on futures contracts	16,328	4,609
Accrued expenses:
Management fees	407,230	127,876
Other	144,519	144,841
Total liabilities	568,077	277,326
Net assets	$346,831,503	$104,620,779
Shares outstanding	15,843,771	4,804,200
Net asset value per share outstanding	$21.89	$21.78
Net assets consist of:
Shares, $.01 par value per share	$158,438	$48,042
Paid-in surplus	372,551,832	114,204,946
Undistributed (Over-distribution of) net investment income	3,782,919	(52,338)
Accumulated net realized gain (loss)	(1,667,960)	(72,036)
Net unrealized appreciation (depreciation)	(27,993,726)	(9,507,835)
Net assets	$346,831,503	$104,620,779
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2011

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$35,712,497	$10,941,885
Expenses
Management fees	5,150,096	1,622,343
Shareholders' servicing agent fees and expenses	160	134
Custodian's fees and expenses	79,764	35,134
Trustees' fees and expenses	22,467	6,805
Professional fees	109,825	106,656
Shareholders' reports – printing and mailing expenses	81,639	25,775
Stock exchange listing fees	9,021	8,918
Investor relations expense	35,344	11,368
Other expenses	20,960	13,256
Total expenses before custodian fee credit	5,509,276	1,830,389
Custodian fee credit	(849)	(79)
Net expenses	5,508,427	1,830,310
Net investment income (loss)	30,204,070	9,111,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,801,483	397,563
Futures contracts	(681,709)	(194,428)
Change in net unrealized appreciation (depreciation) of:
Investments	(57,514,866)	(18,065,615)
Futures contracts	(188,185)	(53,640)
Net realized and unrealized gain (loss)	(56,583,277)	(17,916,120)
Net increase (decrease) in net assets from operations	$(26,379,207)	$(8,804,545)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	For the period 2/23/10 (commencement of operations) through 12/31/10
Operations
Net investment income (loss)	$30,204,070	$28,642,259	$9,111,575	$5,713,256
Net realized gain (loss) from:
Investments	1,801,483	1,128,720	397,563	1,095,632
Futures contracts	(681,709)	(239,886)	(194,428)	(303,539)
Change in net unrealized appreciation (depreciation) of:
Investments	(57,514,866)	32,582,184	(18,065,615)	8,562,532
Futures contracts	(188,185)	(3,592,587)	(53,640)	48,888
Net increase (decrease) in net assets from operations	(26,379,207)	58,520,690	(8,804,545)	15,116,769
Distributions to Shareholders
From net investment income	(29,686,948)	(26,985,870)	(9,175,763)	(5,435,943)
From accumulated net realized gains	—	(3,763,684)	(350,259)	(982,468)
Return of capital	(3,099,292)	(316,194)	(207,287)	—
Decrease in net assets from distributions to shareholders	(32,786,240)	(31,065,748)	(9,733,309)	(6,418,411)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	19,060,000	—	114,360,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	241,677	715,103	—	—
Net increase (decrease) in net assets applicable to shares from capital share transactions	241,677	19,775,103	—	114,360,000
Net increase (decrease) in net assets	(58,923,770)	47,230,045	(18,537,854)	123,058,358
Net assets at the beginning of period	405,755,273	358,525,228	123,158,633	100,275
Net assets at the end of period	$346,831,503	$405,755,273	$104,620,779	$123,158,633
Undistributed (Over-distribution of) net investment income at the end of period	$3,782,919	$1,627,660	$(52,338)	$35,753

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2011

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$(26,379,207)	$(8,804,545)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(85,110,396)	(39,195,639)
Proceeds from sales and maturities of investments	88,099,750	39,637,122
Proceeds from (Purchase of) short-term investments, net	21,176,190	7,234,689
Amortization (Accretion) of premiums and discounts, net	(3,637,687)	(1,061,669)
(Increase) Decrease in:
Deposits with brokers for open future contracts	107,900	31,099
Receivable for interest	147,257	47,028
Receivable for investments sold	6,949,888	8,692
Other assets	(6,603)	47
Increase (Decrease) in:
Payable for variation margin on futures contracts	(77,703)	(22,219)
Payable for investments purchased	(25,204,666)	(6,133,500)
Accrued management fees	(37,769)	(11,441)
Accrued other expenses	37,081	1,611
Net realized (gain) loss from:
Investments	(1,801,483)	(397,563)
Paydowns	493,496	277,978
Change in net unrealized (appreciation) depreciation of investments	57,514,866	18,065,615
Net cash provided by (used in) operating activities	32,270,914	9,677,305
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft balance	—	(8,691)
Net cash activity from dollar rolls	270,836	64,695
Cash distributions paid to shareholders	(32,544,563)	(9,733,309)
Net cash provided by (used in) financing activities	(32,273,727)	(9,677,305)
Net Increase (Decrease) in Cash	(2,813)	—
Cash at the beginning of period	2,813	—
Cash at the End of Period	$—	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $241,677 and $— for Mortgage Opportunity Term Fund (JLS) and Mortgage Opportunity Term Fund 2 (JMT), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2011	$25.63	$1.91	$(3.58)	$(1.67)	$(1.87)	$—	$(.20)	$(2.07)	$—	$21.89	$20.35
2010	23.89	1.81	1.90	3.71	(1.71)	(.24)	(.02)	(1.97)	— **	25.63	25.50
2009 (b)	23.88	.02	.04	0.06	—	—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(.07)	(.04)	(2.03)	—	21.78	20.40
2010 (c)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets(e)
		Based on Market Value(d)	Based on Net Asset Value(d)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(f)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2011		(12.68)%	(6.90)%	$346,832	1.44%		7.90%		23%
2010		10.47	16.06	405,755	1.30		7.32		109
2009	(b)	.00	.06	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2011		(8.51)	(7.48)	104,621	1.58		7.86		35
2010	(c)	3.07	13.20	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(d)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  Ratios do not reflect the effect of custodian fee credit earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(f)  Excluding dollar roll transactions, where applicable.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (each a "Fund" and collectively the "Funds"). The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as newly organized, non-diversified, closed-end management investment companies. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their net assets to shareholders of record as of the date of termination.

Effective January 1, 2011, the Funds' Adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser"). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC to house its portfolio management capabilities.

Prior to commencement of operations, the Funds had no operations other than those related to organizational matters, the initial capital contribution of $100,275 to each Fund by the Adviser, and the recording of the Funds' organizational expenses ($16,000 per Fund) and their reimbursement by the Adviser.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities ("MBS"). Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). Each Fund's Feeder PPIP Fund invests in a master fund (the "Master PPIP Fund" collectively, the "Master PPIP Funds") that have been organized to invest directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury (the "UST"). In the case of Mortgage Opportunity Term 2 (JMT), the Feeder PPIP Fund will have three limited partners, consisting of the Fund and two private offshore feeder funds that have already invested in the Feeder PPIP Fund. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act. Wellington Management Company, LLP ("Wellington Management") has day-to-day responsibility for managing each Fund's direct investments in MBS and other permitted investments. Wellington Management is also the investment adviser to the Feeder PPIP Funds and the Master PPIP Funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Public-Private Investment Program

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment partnerships, such as the Master PPIP Funds, through which privately raised capital and the UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and

Nuveen Investments

that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A significant portion of PPIP Eligible Assets are now rated below investment grade.

PPIP Investments

The Feeder PPIP Funds and Master PPIP Funds are Delaware limited partnerships, organized to provide qualified institutional investors with access to PPIP. Mortgage Opportunity Term (JLS) is a limited partner of its Feeder PPIP Fund (Onshore PPIP Fund) and Mortgage Opportunity Term 2 (JMT) is a limited partner of its Feeder PPIP Fund (Offshore PPIP Fund). Each Fund's interest in its respective Feeder PPIP Fund is substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects, except the Funds are not subject to the management fee of the Feeder PPIP Funds. Investors in each Fund, however, pay a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and its indirect investment in the leveraged Master PPIP Fund. The Feeder PPIP Funds invests all of their assets in the Master PPIP Funds. The Master PPIP Funds invest directly in a portfolio of PPIP Eligible Assets and borrows from the UST through a senior secured term loan facility. Neither of the Feeder PPIP Funds, nor the Master PPIP Funds, are registered with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act, and neither Fund's interests are registered under the Securities Act of 1933, as amended. The Feeder PPIP Funds and Master PPIP Funds are each expected to terminate on October 1, 2017, but may be continued with the prior written consent of the UST for up to two consecutive one-year periods.

On December 8, 2009 (the "Commitment Date" for Mortgage Opportunity Term (JLS)), Mortgage Opportunity Term's (JLS) subscription for an investment of $95,000,000 in the Onshore Feeder PPIP Fund was accepted, and on March 2, 2010 (the "Commitment Date" for Mortgage Opportunity Term 2 (JMT)) Mortgage Opportunity Term 2's (JMT) subscription for an investment of $33,000,000 in the Offshore Feeder PPIP Fund was accepted. As of December 31, 2011, there was no undrawn capital commitment remaining to either Feeder PPIP Fund for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively. The Adviser has delegated management of assets that have been committed to, but not yet called by, the Feeder PPIP Funds to Wellington Management.

Each Fund, as an additional new investor in the Feeder PPIP Fund, paid to the Feeder PPIP Fund an interest equivalent on the Fund's pro rata share of previously called capital pursuant to the partnership agreement. This interest equivalent or "equalization" payment, which totaled $130,696 and $118,468 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, compensated prior investors for the use of their previously contributed capital and was recorded as a component of each Fund's cost in the Feeder PPIP Fund.

The partnership agreements of the Feeder PPIP Funds and the Master PPIP Funds, which govern each Fund's investment, treat each Fund as if it had made its investment at the inception of its Master PPIP Fund. This means that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), as new investors, participated in losses of $217,735 and gains of $329,666, respectively, on their investment as of their respective Commitment Date, representing each Fund's pro rata share of its Master PPIP Fund's gains and losses as of that date.

Each Feeder PPIP Fund generally may not withdraw from its Master PPIP Fund, and each Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, each Fund generally may not withdraw from its Feeder PPIP Fund, and each Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Feeder PPIP Fund, in whole or in part, without written consent of the general partner of its Feeder PPIP Fund and its Master PPIP Fund. As a result, each Fund's investment in its Feeder PPIP Fund is considered illiquid.

Investment Valuation

In determining the value of each Fund's direct investments, securities and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

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Notes to

FINANCIAL STATEMENTS (continued)

Each Fund's investment in its Feeder PPIP Fund is valued by determining the Fund's pro rata ownership interest in the net assets of the Feeder PPIP Fund. On a daily basis, each Fund receives an indication of the net asset value of its Master PPIP Fund, which the Adviser uses along with other inputs to derive a value for the Fund's investment in the Feeder PPIP Fund. These securities are generally classified as Level 3.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund expects its indirect investment in its Master PPIP Fund will be leveraged by borrowings by the Master PPIP Fund under a credit agreement with the UST in an amount equal to approximately 50% of the Master PPIP Fund's total assets immediately after giving effect to the borrowing. Each Master PPIP Fund's borrowing is non-recourse to each Fund. Although each Master PPIP Fund's borrowing will not constitute an actual borrowing of each Fund for purposes of the 1940 Act, it will constitute effective leverage for each Fund. Each Fund may also employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets. As of December 31, 2011, each Master PPIP Fund had drawn a portion of its available borrowings from the UST. The Funds did not employ the use of direct leverage during the period covered by this report.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells MBS for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the MBS. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily. Each Fund entered into dollar roll transactions during the fiscal year ended December 31, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

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Notes to

FINANCIAL STATEMENTS (continued)

During the fiscal year ended December 31, 2011, the Funds took short positions in U.S. Treasury futures to hedge against interest rate risk.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2011, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average number of futures contracts outstanding*	299	86

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contracts.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organizational and Offering Costs

The Adviser has agreed to reimburse all organizational expenses (approximately $16,000 for both Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT)) of the Funds and to pay all offering costs (other than the sales load) that exceed $.05 per share. Each Fund's share of offering costs of $790,000 and $240,000 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, was recorded as a reduction of proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which Fund overdraws its account at the custodian bank.

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Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2011:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$259,621,600	$—	$259,621,600
PPIP Limited Partnership	—	—	82,487,819	82,487,819
Short-Term Investments	—	3,599,769	—	3,599,769
Derivatives:
Futures Contracts*	(16,834)	—	—	(16,834)
Total	$(16,834)	$263,221,369	$82,487,819	$345,692,354
Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$74,855,224	$—	$74,855,224
PPIP Limited Partnership	—	—	28,676,964	28,676,964
Short-Term Investments	—	871,678	—	871,678
Derivatives:
Futures Contracts*	(4,752)	—	—	(4,752)
Total	$(4,752)	$75,726,902	$28,676,964	$104,399,114

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

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Notes to

FINANCIAL STATEMENTS (continued)

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Mortgage Opportunity Term (JLS)	Level 3 Mortgage-Backed Securities	Level 3 PPIP Limited Partnership	Level 3 Total
Balance at the beginning of year	$2,534,210	$86,931,662	$89,465,872
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	112,263	(23,345,943)	(23,233,680)
Purchases at cost	—	18,902,100	18,902,100
Sales at proceeds	—	—	—
Net discounts (premiums)	9,652	—	9,652
Transfers in to	—	—	—
Transfers out of	(2,656,125)	—	(2,656,125)
Balance at the end of year	$—	$82,487,819	$82,487,819
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of December 31, 2011	$—	$(23,345,943)	$(23,345,943)
Mortgage Opportunity Term 2 (JMT)	Level 3 Mortgage-Backed Securities	Level 3 PPIP Limited Partnership	Level 3 Total
Balance at the beginning of year	$2,192,457	$30,213,541	$32,405,998
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	43,548	(8,102,570)	(8,059,022)
Purchases at cost	—	6,565,993	6,565,993
Sales at proceeds	—	—	—
Net discounts (premiums)	9,632	—	9,632
Transfers in to	—	—	—
Transfers out of	(2,245,637)	—	(2,245,637)
Balance at the end of year	$—	$28,676,964	$28,676,964
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of December 31, 2011	$—	$(8,102,570)	$(8,102,570)

During the fiscal year ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 — General Information and Significant Accounting Policies.

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The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Mortgage Opportunity Term (JLS)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Receivable for variation margin on open futures contracts	$—	Payable for variation margin on futures contracts*	$16,834

Mortgage Opportunity Term 2 (JMT)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Receivable for variation margin on open futures contracts	$—	Payable for variation margin on futures contracts*	$4,752

*  Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(681,709)	$(194,428)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(188,185)	$(53,640)

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	For the period 2/23/10 (commencement of operations) through 12/31/10
Shares: Sold	—	800,000	—	4,800,000
Issued to shareholders due to reinvestment of distributions	10,015	29,556	—	—
	10,015	829,556	—	4,800,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2011, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases of investment securities and contributions to the PPIP Limited Partnership	$85,110,396	$39,195,639
Sales and maturities of investment securities and distributions to the PPIP Limited Partnership	88,099,750	39,637,122

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Notes to

FINANCIAL STATEMENTS (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds' investments, premium amortization, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$369,903,161	$113,959,287
Gross unrealized:
Appreciation	10,226,745	2,805,182
Depreciation	(34,420,718)	(12,360,603)
Net unrealized appreciation (depreciation) of investments	$(24,193,973)	$(9,555,421)

Permanent differences, primarily due to tax basis earnings and profit adjustments, return of capital distributions, investments in MBS, partnership income, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$(1,343,981)	$—
Undistributed (Over-distribution of) net investment income	1,638,137	326,356
Accumulated net realized gain (loss)	(294,156)	(326,356)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

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The tax character of distributions paid during the Funds' tax years ended December 31, 2011 and December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income*	$29,686,948	$9,518,018
Distributions from net long-term capital gains**	—	8,004
Return of capital	3,099,292	207,287
2010	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)***
Distributions from net ordinary income*	$28,491,191	$6,418,441
Distributions from net long-term capital gains	2,258,363	—
Return of capital	316,194	—

*  Net ordinary income consists of net taxable income derived from dividends and interest and net current year earnings and profits attributable to realized gains.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2011.

***  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

At December 31, 2011, the Funds' tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Mortgage Opportunity Term (JLS)
Expiration:
December 31, 2018	$1,332,665

During the Funds' tax year ended December 31, 2011, the following Fund utilized capital loss carryforwards as follows:

Mortgage Opportunity Term (JLS)
Utilized capital loss carryforwards	$1,282,253

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds' tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Post-October capital losses	$96,821	$4,642
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure

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Notes to

FINANCIAL STATEMENTS (continued)

enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets (1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level (2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in the Feeder PPIP Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for these Funds was .1767%.

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. Wellington Management's portion of the management fee compensates Wellington Management for the investment advisory services it provides with respect to each Fund's direct investments in MBS and other permitted investments. The Adviser has also entered into an investment sub-advisory agreement with Nuveen Asset Management, LLC, under which Nuveen Asset Management, LLC is responsible for overseeing the Funds' investments in futures contracts. Nuveen Asset Management, LLC is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

At December 31, 2011, Nuveen owned 4,200 shares of each Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings transactions (secured borrowings/lending agreements) as opposed to sale (purchases) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays Capital U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. Each Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended December 31, 2011. JLS and JMT hereby designate 100% and 100%, respectively, (or the maximum amount of eligible) of ordinary income dividends as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2011.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-K-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Mortgage Opportunity Term Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$38,547	$0	$64,140	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$44,746	$5,500	$15,358	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$64,140	$0	$0	$64,140
December 31, 2010	$15,358	$0	$0	$15,358

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Wellington Management Company, LLP (“Wellington Management”)  and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (Wellington Management and Nuveen Asset Management are collectively referred to herein as “Sub-Advisers”) to provide discretionary investment advisory services to the Fund. As part of these services, the Adviser has also delegated to Wellington Management and Nuveen Asset Management the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:

NUVEEN ASSET MANAGEMENT

Nuveen Asset Management’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

WELLINGTON MANAGEMENT

Wellington Management’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s sub-advisers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), and Wellington Management Company, LLP (“Wellington Management”) as Sub-Advisers to provide discretionary investment advisory services.  Nuveen Asset Management is responsible for determining whether and to what extent the registrant invests in a public-private investment partnership established pursuant to the U.S. Treasury’s Public-Private Investment Program.  Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments.  The following section provides information on the persons at the Sub-Advisers who are primarily responsible for the day-to-day management of the registrant’s portfolio:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHY

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen Asset Management, has served as a portfolio manager of the registrant since its inception.  Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000. He became a managing director and head of Nuveen’s portfolio managers in 2006, and he became Nuveen’s Chief Investment Officer in 2007, supervising all of Nuveen’s fixed-income investment activities. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	8	$7.58 billion
	Other Pooled Investment Vehicles	5	$385 million
	Other Accounts	15	$2.6 million

*   Assets are as of December 31, 2011.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).          FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).          OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Miller	X

Wellington Management

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception.  He is a fixed income portfolio manager responsible for managing mortgage and government bond portfolios for Wellington Management’s mutual fund, institutional, and government clients.  He is a member of the firm’s Mortgage, Short Bond, and Structured Finance Strategy Groups.  Mr. Garrett joined Wellington Management as an investment professional in 1999.  Prior to joining Wellington Management, he was a fixed income securities trader with Credit Suisse First Boston (1996 – 1999), a mortgage portfolio manager with MetLife Investment Management Co. (1995 – 1996), and the senior securities trader for First Federal Savings & Loan Association (1991 – 1995).

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

	All Accounts						Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Michael F. Garrett	5	$39,568	6	$2,955	13	$4,462	0	0	1	$1,990	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).          PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for Mr. Garrett, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  The incentive paid to the Portfolio Manager, which has no performance related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a partner of the firm.

Item 8(a)(4).          OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2012